UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2017

HEMISPHERE MEDIA GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of Incorporation)	001-35886 (Commission File Number)	80-0885255 (I.R.S. Employer Identification Number)

4000 Ponce de Leon Boulevard

Suite 650

Coral Gables, FL 33146

(Address of principal executive offices) (Zip Code)

(305) 421-6364

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01             Entry into a Material Definitive Agreement.

On February 14, 2017 (the “Closing Date”), Hemisphere Media Holdings, LLC (“Holdings”) and InterMedia Español, Inc. (together with Holdings, the “Borrowers”), both wholly-owned indirect subsidiaries of Hemisphere Media Group, Inc. (the “Company”), the guarantors party thereto, the several lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, JPMorgan Chase Bank, N.A., Deutsche Bank Securities Inc. and Royal Bank of Canada as joint lead arrangers and joint bookrunners, and CIT Capital Securities LLC as documentation agent, entered into Amendment No. 2 (“Amendment No. 2”) to that certain Credit Agreement, dated as of July 30, 2013, among the Borrowers, the guarantors party thereto, the several lenders from time to time party thereto and the other parties named therein (as amended by Amendment No. 1, dated as of July 31, 2014, the “Existing Credit Agreement”, and as amended by Amendment No. 2, the “Amended Credit Agreement”).

The Amended Credit Agreement provides for term loans in the aggregate principal amount of $213.3 million (the “Amended Term Loan Facility”), which will mature on February 14, 2024. The Amended Term Loan Facility, issued with 0.5% of original issue discount, will bear interest at the Borrowers’ option of either (i) LIBOR (which will not be less than zero) plus a margin of 3.50% (decreased from a margin of 4.00% under the Existing Credit Agreement) or (ii) or an Alternate Base Rate (“ABR”) plus a margin of 2.50% (decreased from a margin of 3.00% under the Existing Credit Agreement).  There is no LIBOR floor (a decrease from a LIBOR floor of 1.00% under the Existing Credit Agreement).

The Amended Term Loan Facility, among other terms, provides for an uncommitted incremental loan option (the “Incremental Facility”) allowing for increases for borrowings under the Amended Term Loan Facility and borrowing of new tranches of term loans, up to an aggregate principal amount equal to (i) $65.0 million (increased from $40.0 million from the Existing Credit Agreement) plus (ii) an additional amount (the “Incremental Facility Increase”) provided, if after giving effect to such Incremental Facility Increase (as well as any other additional term loans), on a pro forma basis, the First Lien Net Leverage Ratio (as defined in the Amended Credit Agreement) for the most recent four consecutive fiscal quarters does not exceed 4.00:1.00 and the Total Net Leverage Ratio (as defined in the Amended Credit Agreement) for the most recent four consecutive fiscal quarters does not exceed 6.00:1.00.  The First Lien Net Leverage Ratio and the Total Net Leverage Ratio each caps the cash netted against debt up to a maximum amount of $60.0 million (increased from $45.0 million under the Existing Credit Agreement). Additionally, the Amended Term Loan Facility also provides for an uncommitted incremental revolving loan option (the “Incremental Revolving Facility”) allowing for an aggregate principal amount of up to $30.0 million, which shall be secured on a pari passu basis by the collateral securing the Amended Term Loan Facility.

The Amended Term Loan Facility will require the Borrowers to make amortization payments (in quarterly installments) equal to 1.00% per annum with respect to the Term Loan Facility with any remaining amount due at final maturity.  Voluntary prepayments will be permitted, in whole or in part, subject to certain minimum prepayment requirements; provided that any prepayments made prior to the date that is six months from the Closing Date of the Amended Term Loan Facility, for the purpose of repricing or effectively repricing the Amended Term Loan Facility, will be required to include a 1.00% prepayment premium.

The obligations under the Amended Term Loan Facility will be guaranteed by HMTV, LLC, a direct wholly-owned subsidiary of the Company (parent of Holdings) and all of Holdings’ existing and future direct and indirect domestic subsidiaries (subject to certain exceptions in the case of immaterial subsidiaries). The Amended Term Loan Facility is secured by a first-priority perfected security interest in substantially all of the assets of HMTV, LLC, Holdings and Holdings’ restricted subsidiaries.

The Amended Term Loan Facility does not have any maintenance-based financial covenants.  Incurrence based financial covenants include (i) a Total Net Leverage Ratio of 6.00:1.00, determined on a pro forma basis after giving aggregate effect to any Incremental Facility, new term loans or new incremental notes that would apply and (ii) a First Lien Net Leverage Ratio of 4.00:1.00, determined on a pro forma basis after giving aggregate affect to any Incremental Facility, Incremental Revolving Facility, new term loans or new incremental notes first.

The lenders have the ability, subject to certain rights of the Borrowers to cure periods, to accelerate loan payment dates and charge default interest rates for certain breaches by the Borrowers of their covenants and other obligations under the Amended Term Loan Facility.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Amended Credit Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 2.03.          Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth under Item 1.01 relating to the Amended Term Loan Facility is incorporated by reference into this Item 2.03.

Item 7.01.          Regulation FD Disclosure

On February 14, 2017, the Company issued a press release announcing the closing of the Amended Term Loan Facility.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information included in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is furnished solely pursuant to Item 7.01 of this Current Report on Form 8-K. Consequently, it is not deemed filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Securities Act of 1933, as amended, or the Exchange Act if such subsequent filing specifically references this Current Report on Form 8-K.

Item 9.01.          Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1

Amendment No. 2 to the Credit Agreement, dated as of February 14, 2017, by and among Hemisphere Media Holdings, LLC, a Delaware limited liability company, InterMedia Español, Inc., a Delaware corporation, the lenders party thereto from time to time, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, JPMorgan Chase Bank, N.A., Deutsche Bank Securities Inc. and Royal Bank of Canada as joint lead arrangers and joint bookrunners, CIT Capital Securities LLC as documentation agent, and the other parties named therein.

99.1	Press Release issued by the Company on February 14, 2017.

SPECIAL NOTE REGARDING FORWARD LOOKING STATEMENTS

Statements in this Current Report on Form 8-K and oral statements made from time to time by representatives of the Company may contain certain statements about the Company and its consolidated subsidiaries that are “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These include, but are not limited to, statements relating to the Company’s future financial and operating results (including growth and earnings), plans, objectives, expectations and intentions and other statements that are not historical facts. These statements are based on the current expectations of the management of the Company and are subject to uncertainty and changes in circumstance, which may cause actual results to differ materially from those expressed or implied in such forward-looking statements. Without limitation, statements regarding the future effects of the amendment and any statements preceded or followed by or that include the words “targets,” “plans,” “believes,” “expects,” “intends,” “will,” “likely,” “may,” “anticipates,” “estimates,” “projects,” “should,” “would,” “expect,” “positioned,” “strategy,” “future,” “potential,” “forecast,” or words, phrases or terms of similar substance or the negative thereof, are forward-looking statements. These statements are based on a number of assumptions that are subject to change. Factors that could cause actual results to differ materially from those expressed or implied by the forward-looking statements are discussed under the heading “Risk Factors” and “Forward-Looking Statements” in the Company’s most recent annual report on Form 10-K filed with the Securities and Exchange Commission (“SEC”), as they may be updated in any future reports filed with the SEC. If one or more of these factors materialize, or if any underlying assumptions prove incorrect, the Company’s actual results, performance, or achievements may vary materially from any future results, performance or achievements expressed or implied by these forward-looking statements. Forward-looking statements included herein are made as of the date hereof, and the Company undertakes no obligation to update publicly such statements to reflect subsequent events or circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HEMISPHERE MEDIA GROUP, INC.

	By:	/s/ Alex J. Tolston
Date: February 14, 2017		Name: Alex J. Tolston
Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1

Amendment No. 2 to the Credit Agreement, dated as of February 14, 2017, by and among Hemisphere Media Holdings, LLC, a Delaware limited liability company, InterMedia Español, Inc., a Delaware corporation, the lenders party thereto from time to time, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, JPMorgan Chase Bank, N.A., Deutsche Bank Securities Inc. and Royal Bank of Canada as joint lead arrangers and joint bookrunners, CIT Capital Securities LLC as documentation agent, and the other parties named therein.

99.1	Press Release issued by the Company on February 14, 2017.